A Randomized Placebo-Controlled
A Randomized Placebo-Controlled
Trial of a Conjugate Nicotine Vaccine
Trial of a Conjugate Nicotine Vaccine
(NicVAX
(NicVAX
®
®
)
)
in Smokers Who Want to
in Smokers Who Want to
Quit: 12 Month Results
Quit: 12 Month Results
Stephen Rennard, Douglas Jorenby, David
Stephen Rennard, Douglas Jorenby, David
Gonzales, Nancy Rigotti, Arjen
Gonzales, Nancy Rigotti, Arjen
de Vos, Enoch
de Vos, Enoch
Bortey, Roxanne Akhavain, Dorothy Hatsukami
Bortey, Roxanne Akhavain, Dorothy Hatsukami
U. Nebraska, U. Wisconsin, Oregon Health & Sciences U.,
U. Nebraska, U. Wisconsin, Oregon Health & Sciences U.,
Massachusetts General Hospital, Nabi Biopharmaceuticals,
Massachusetts General Hospital, Nabi Biopharmaceuticals,
and
and
U. Minnesota
U. Minnesota
Supported by a grant from the National Institute on Drug Abuse
Supported by a grant from the National Institute on Drug Abuse
Exhibit 99.3

Forward Looking Statements
Forward Looking Statements
Certain matters Nabi will discuss today consist of forward-looking statements made pursuant to the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995 relating to, among other things, Nabi’s expectations concerning the company’s commercial and regulatory strategy and business and financial outlook.  These forward-looking statements are not guarantees of future performance and are subject to a variety of risks and uncertainties that could cause actual results to differ materially from the results contemplated thereby.  Any forward-looking statements made by Nabi should be considered in light of the risks and uncertainties contained in our filings with the Securities and Exchange Commission.  Many of these factors are more fully discussed, as are other factors, in the company's Annual
Report on Form 10-K for the fiscal year ended December 31, 2006 and
Quarterly Reports on Form 10-Q with the Securities and Exchange
Commission.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of today. Nabi undertakes no obligation to update or revise the information provided herein, whether as the result of new information, future events or circumstances or otherwise.

Presenter Disclosure Information
Presenter Disclosure Information
DISCLOSURE INFORMATION:
DISCLOSURE INFORMATION:
The following relationships exist related to this presentation:
The following relationships exist related to this presentation:
University of Nebraska Medical Center (S. Rennard, PI)
University of Nebraska Medical Center (S. Rennard, PI)
received a research contract from Nabi
received a research contract from Nabi
to conduct this and one
to conduct this and one
other clinical trial
other clinical trial
Since 2006, Dr. Rennard has conducted clinical trials or
Since 2006, Dr. Rennard has conducted clinical trials or
consulted with the following companies on the topic of smoking consulted with the following companies on the topic of smoking cessation: Pfizer, Novartis, GSK
cessation: Pfizer, Novartis, GSK
Stephen I Rennard
Stephen I Rennard
A Randomized Placebo-Controlled Trial of Conjugate Nicotine
A Randomized Placebo-Controlled Trial of Conjugate Nicotine
Vaccine
Vaccine
(NicVAX
(NicVAX
)
)
in
in
Smokers
Smokers
Who
Who
Want
Want
to
to
Quit:
Quit:
12
12
Months
Months
Results
Results
NicVAX
NicVAX
is
is
investigational
investigational

Nicotine Levels in a Smoker Nicotine Levels in a Smoker Light Smoker Time of the day Withdrawal High 4

3’aminomethyl Nicotine –
3’aminomethyl Nicotine –
Recombinant Ps.
Recombinant Ps.
aeruginosa
aeruginosa
Exoprotein
Exoprotein
A (rEPA) Conjugate
A (rEPA) Conjugate
Nicotine
N
N
CH
3
O
O
O
H2
N
N
N
CH3
NH
NH
O
O
3’ aminomethyl
Nicotine
rEPA
rEPA
N
N
CH
3
NH
2
AMNic
rEPA
+
+
+ alum
(Adjuant)

Blood Brain AMNic-rEPA AMNic-rEPA (NicVAX) Antibodies Function: (NicVAX) Antibodies Function: Capture Release Mechanism Capture Release Mechanism N I C V A X 6

Phase 2 Study: Key Questions
Phase 2 Study: Key Questions
Determine most effective dose and
Determine most effective dose and
immunization schedule
immunization schedule
Determine if vaccination is associated with long
Determine if vaccination is associated with long
term quits
term quits
Determine if antibody response is associated
Determine if antibody response is associated
with long term quits
with long term quits

NicVAX Phase IIb
NicVAX Phase IIb
Trial Design
Trial Design
A randomized, double-blind, placebo-controlled trial
A randomized, double-blind, placebo-controlled trial
Week
N=50
N=50
N=50
Follow Up
Placebo (PBS + alum)
0
0
4
4
8
8
12
12
16
16
20
20
24
24
26
26
52
52
Continuous Abstinence: 2 wk post TQD to 12 mo
1° Endpoint
Final 8 weeks
TQD Week 7
200 µg NV
400 µg NV
N=51
Follow Up
N=50
N=50
TQD Week 5
Placebo (PBS + alum)
200 µg NV
400 µg NV
Schedule 1
Schedule 2

Study Population
Study Population
2% 2% 2% 2% Other Other
88% 88% 91% 91% White White
0% 0% 1% 1% Islander Islander
7% 7% 5% 5% Black Black
3% 3% 1% 1% Asian Asian
Race Race
98% 98% 98% 98% Not Hispanic Not Hispanic Ethnicity Ethnicity
47 47 48 48 Mean Age Mean Age Age Age
50% 50% 46% 46% Females Females
50% 50% 54% 54% Males Males
Gender Gender
Placebo Placebo
n=100 n=100
NicVax NicVax
n=201 n=201
Demographics Demographics
96% 96%
6.12 6.12
24.3 24.3
NicVAX NicVAX
N=201 N=201
96% 96%
Subjects with at Subjects with at
least 1 previous least 1 previous
quit attempt quit attempt
6.05 6.05 Mean FTND Score Mean FTND Score
24.8 24.8
Mean Number Mean Number
Cigarettes Cigarettes
Smoked Per Day Smoked Per Day
Placebo Placebo
n=100 n=100
Baseline Smoking Baseline Smoking
Characteristics Characteristics

Early Terminated Subjects*
Early Terminated Subjects*
0
1 (2%)
7 (14%)
0
0
4 (8%)
12 (24%)
50
400 µg
Schedule 2 Schedule 1
22 (43%) 24 (48%) 16 (32%) 33 (33%)
Early Terminated
Total
51 50 50 100
All Subjects
1 (2%) 0 0 1 (1%)
Other
4 (8%) 2 (4%) 0 2 (2%)
Adverse Event
7 (14%) 16 (32%) 11 (22%) 23 (23%)
Withdrawal of
Consent
2 (4%) 0 0 0
Protocol Violation
2 (4%) 1 (2%) 0 1 (1%)
Non-Compliant
with Protocol
6 (12%) 5 (10%) 5 (10%) 6 (6%)
Lost to Follow-Up
400 µg 200 µg 200 µg Placebo
*All Early Terminations are coded as smoking thereafter.

Antibody Concentration Over Time
Antibody Concentration Over Time
Schedule 1 & Schedule 2
Schedule 1 & Schedule 2
Schedule 1
Schedule 2
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46 48 50 52
Study Week
200 µg/Schedule 1
400 µg/Schedule 1
200 µg/Schedule 2
400 µg/Schedule 2

12-Month Continuous Abstinence
12-Month Continuous Abstinence
Intent to Treat Population
14%
14%
(n=7/50)
(n=7/50)
p=0.056
p=0.056
16%
16%
(n=8/51)
(n=8/51)
p=0.038
p=0.038
Schedule 2
Schedule 2
6%
6%
(n=3/50)
(n=3/50)
p=0.88
p=0.88
NicVAX
NicVAX
200 µg
200 µg
6%
6%
(n=6/100)
(n=6/100)
Placebo
Placebo
6%
6%
(n=3/50)
(n=3/50)
p=0.96
p=0.96
NicVAX
NicVAX
400 µg
400 µg
Schedule 1
Schedule 1

6%
6%
(n=6/100)
(n=6/100)
8%
8%
(n=11/140)
(n=11/140)
p=0.49
p=0.49
16%
16%
(n=10/61)
(n=10/61)
p=0.03
p=0.03
12-Month
12-Month
Abstinence
Abstinence
NicVAX
NicVAX
Low Antibody
Low Antibody
Placebo
Placebo
NicVAX
NicVAX
High Antibody*
High Antibody*
Continuous Abstinence at 12 Months by
Continuous Abstinence at 12 Months by
Anti-Nicotine Antibody Levels
Anti-Nicotine Antibody Levels
*Top 30% by AUC per protocol

200 µg
200 µg
400 µg
400 µg
200 µg
200 µg
400 µg
400 µg
5%
5%
(n=2/40)
(n=2/40)
p=0.55
p=0.55
10%
10%
(n=1/10)
(n=1/10)
p=0.84
p=0.84
3%
3%
(n=1/34)
(n=1/34)
p=0.36
p=0.36
13%
13%
(n=2/16)
(n=2/16)
p=0.57
p=0.57
Schedule 1
Schedule 1
12%
12%
(n=4/34)
(n=4/34)
p=0.23
p=0.23
19%
19%
(n=3/16)
(n=3/16)
p=0.056
p=0.056
6%
6%
(n=6/100)
(n=6/100)
13%
13%
(n=4/32)
(n=4/32)
p=0.22
p=0.22
21%
21%
(n=4/19)
(n=4/19)
p=0.038
p=0.038
Schedule 2
Schedule 2
NicVAX
NicVAX
Low Antibody
Low Antibody
Placebo
Placebo
NicVAX
NicVAX
High Antibody*
High Antibody*
12-Month
12-Month
Continuous
Continuous
Abstinence
Abstinence
Rates (44 wks)
Rates (44 wks)
Continuous Abstinence at 12 Months by Anti-
Continuous Abstinence at 12 Months by Anti-
Nicotine Antibody Levels, Dose  & Schedule
Nicotine Antibody Levels, Dose  & Schedule
*Top 30% by AUC per protocol

Antibody-Dependent Reduction in
Antibody-Dependent Reduction in
Cigarette Consumption in Non-Quitters
Cigarette Consumption in Non-Quitters
% Baseline @
% Baseline @
12-months
12-months
12-Months
12-Months
6-Months
6-Months
Baseline
Baseline
70%
70%
80%
80%
50%
50%
20
20
20-30
20-30
20
20
20-30
20-30
20
20
18-25
18-25
Average Daily Cigarette Consumption
Average Daily Cigarette Consumption
(median, inter-quartile range)
(median, inter-quartile range)
14
14
7-20
7-20
16
16
5-20
5-20
10
10
4-19
4-19
13
13
5-19
5-19
13
13
6-18.5
6-18.5
7.5
7.5
4-16
4-16
NicVAX
NicVAX
Low
Low
Antibody
Antibody
Placebo
Placebo
NicVAX
NicVAX
High
High
Antibody*
Antibody*
*Top 30% by AUC per protocol

Adverse Events
Adverse Events
11%
11%
6%
6%
Dizziness
Dizziness
10%
10%
7%
7%
Nausea
Nausea
14%
14%
9%
9%
Nasopharyngitis
Nasopharyngitis
9%
9%
10%
10%
Insomnia
Insomnia
12%
12%
12%
12%
Headache
Headache
30%
30%
29%
29%
Upper Respiratory
Upper Respiratory
Infection
Infection
Placebo
Placebo
n=100
n=100
NicVAX
NicVAX
n=201
n=201
All events 10% of either NicVAX or Placebo

Adverse events leading to early
Adverse events leading to early
terminations
terminations
Nicvax
Nicvax
groups (7/201):
groups (7/201):
—
—
Anaphylactic reaction
Anaphylactic reaction
—
—
Increasing frequency of migraine headaches
Increasing frequency of migraine headaches
—
—
Arthralgias
Arthralgias
in multiple joints
in multiple joints
—
—
Shingles
Shingles
—
—
Stiffness in left hand
Stiffness in left hand
—
—
Dozing off at the wheel
Dozing off at the wheel
—
—
Atrial
Atrial
fibrillation
fibrillation
Placebo (2/100):
Placebo (2/100):
—
—
Forgetfulness
Forgetfulness
—
—
Exacerbation of Crohn’s
Exacerbation of Crohn’s
disease
disease

Local Reactogenicity –
Local Reactogenicity –
Percentage of
Percentage of
Subjects Experiencing Events (ITT)
Subjects Experiencing Events (ITT)
Injection
Injection
77
77
83
83
77
77
80
80
81
81
81
81
89
89
87
87
91
91
78
78
Tenderness
Tenderness
9
9
24
24
11
11
28
28
19
19
34
34
18
18
26
26
18
18
14
14
Redness
Redness
27
27
38
38
25
25
43
43
31
31
46
46
38
38
45
45
41
41
32
32
Swelling
Swelling
15
15
29
29
20
20
32
32
21
21
32
32
30
30
28
28
18
18
17
17
Heat
Heat
6
6
28
28
13
13
28
28
19
19
24
24
24
24
21
21
17
17
19
19
Burning
Burning
68
68
79
79
69
69
77
77
81
81
73
73
85
85
84
84
83
83
75
75
Ache
Ache
Pbo
Pbo
NV
NV
Pbo
Pbo
NV
NV
Pbo
Pbo
NV
NV
Pbo
Pbo
NV
NV
Pbo
Pbo
NV
NV
5
5
4
4
3
3
2
2
1
1
† NV = NicVAX ‡ Pbo = Placebo
†
‡

Systemic Reactogenicity –
Systemic Reactogenicity –
Percentage of
Percentage of
Subjects Experiencing Events (ITT)
Subjects Experiencing Events (ITT)
3
3
4
4
5
5
4
4
0
0
1
1
2
2
5
5
2
2
1
1
Vomiting
Vomiting
15
15
19
19
12
12
12
12
13
13
18
18
21
21
28
28
22
22
18
18
Nausea
Nausea
59
59
50
50
57
57
57
57
62
62
55
55
64
64
66
66
64
64
65
65
Muscle Aches /
Muscle Aches /
Myalgia
Myalgia
21
21
33
33
27
27
34
34
35
35
44
44
36
36
54
54
41
41
41
41
Headache
Headache
32
32
36
36
41
41
46
46
49
49
50
50
52
52
64
64
58
58
50
50
General Dis-
General Dis-
comfort / Malaise
comfort / Malaise
0
0
0
0
3
3
6
6
7
7
8
8
2
2
3
3
2
2
2
2
Fever
Fever
Pbo
Pbo
NV
NV
Pbo
Pbo
NV
NV
Pbo
Pbo
NV
NV
Pbo
Pbo
NV
NV
Pbo
Pbo
NV
NV
5
5
4
4
3
3
2
2
1
1
Injection
Injection
† NV = NicVAX ‡ Pbo = Placebo
† ‡

Conclusions
Conclusions
Most effective dose and schedule
Most effective dose and schedule
identified: Schedule 2 (5 injections), 400 µg
identified: Schedule 2 (5 injections), 400 µg
Antibody level predicts continuous
Antibody level predicts continuous
abstinence
abstinence
Significantly increased abstinence through
Significantly increased abstinence through
12 months
12 months
Safety profile
Safety profile
—
—
Reactogenicity
Reactogenicity
and adverse events similar to
and adverse events similar to
placebo
placebo
—
—
No evidence of compensatory smoking or
No evidence of compensatory smoking or
increase in withdrawal symptoms
increase in withdrawal symptoms

Acknowledgements
Acknowledgements
National Institute on
National Institute on
Drug Abuse (NIDA)
Drug Abuse (NIDA)
—
—
RO1 DA017894
RO1 DA017894
Nabi
Nabi
Biopharmaceuticals
Biopharmaceuticals
—
—
Ali Fattom
Ali Fattom
—
—
Mariya
Mariya
Charny
Charny
—
—
Matt Hohenboken
Matt Hohenboken
—
—
Matthew Kalnik
Matthew Kalnik
—
—
Phyllis Link
Phyllis Link
—
—
Sharon Sutton
Sharon Sutton
—
—
Scott Winston
Scott Winston
Clinical Investigators
Clinical Investigators
—
—
Dorothy Hatsukami
Dorothy Hatsukami
—
—
Stephen Rennard
Stephen Rennard
—
—
Douglas Jorenby
Douglas Jorenby
—
—
Michael Fiore
Michael Fiore
—
—
David Gonzales
David Gonzales
—
—
Nancy Rigotti
Nancy Rigotti
—
—
Victor Reus
Victor Reus
—
—
Cheryl Oncken
Cheryl Oncken
—
—
Donald Tashkin
Donald Tashkin
—
—
Mitchell Nides
Mitchell Nides
—
—
Elbert Glover
Elbert Glover
—
—
Paul Pentel
Paul Pentel
21